Energy Total Return Fund

KYE Quarterly Report

August 31, 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, marine transportation companies, midstream companies and income trusts.

As of August 31, 2012, we had total assets of $1.4 billion, net assets applicable to our common stock of $924.8 million (net asset value per share of $26.19), and 35.3 million shares of common stock outstanding. As of August 31, 2012, we held $1.2 billion in equity investments and $163.7 million in debt investments.

Our Top Ten Portfolio Investments as of August 31, 2012

Listed below are our top ten portfolio investments by issuer as of August 31, 2012.

Holding		Sector	Amount ($ in millions)	Percent of Long-Term Investments
1.	Kinder Morgan Management, LLC	MLP Affiliate	$166.4	12.4%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	128.2	9.5
3.	Plains All American Pipeline, L.P.	Midstream MLP	94.2	7.0
4.	Capital Product Partners L.P.(1)	Marine Transportation	59.6	4.4
5.	Teekay Offshore Partners L.P.	Marine Transportation	57.9	4.3
6.	Golar LNG Partners LP	Marine Transportation	55.9	4.1
7.	Kinder Morgan, Inc.	Midstream	36.8	2.7
8.	The Williams Companies, Inc.	Midstream	34.5	2.6
9.	Navios Maritime Partners L.P.	Marine Transportation	30.3	2.3
10.	Regency Energy Partners LP	Midstream MLP	27.0	2.0

			$690.8	51.3%

(1)	Includes Class B preferred units ($29.8 million) and common units ($29.8 million).

Results of Operations — For the Three Months Ended August 31, 2012

Investment Income.    Investment income totaled $10.4 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $15.0 million of cash dividends and distributions, of which $8.2 million was treated as a return of capital during the quarter. Other income includes $0.1 million of commitment fees earned from bridge loans during the quarter. We received $5.5 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.2 million, including $4.2 million of investment management fees, $3.8 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.5 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Income.    Our net investment income totaled $0.2 million.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Realized Losses.    We had net realized losses of $1.1 million. Net realized losses consisted of $2.9 million of losses from our investments and $1.8 million of gains from option activity.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $72.2 million. The net change consisted of $72.7 million of unrealized gains from investments and $0.5 million of net unrealized losses from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $71.3 million. This increase was comprised of net investment income of $0.2 million; net realized losses of $1.1 million; and net unrealized gains of $72.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly due to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$15.0
Paid-In-Kind Dividends and Distributions	5.5
Interest and Other Income(1)	3.7
Net Premiums Received from Call Options Written	3.4

Total Distributions and Other Income from Investments	27.6
Expenses
Investment Management Fee	(4.2)
Other Expenses	(0.5)
Interest Expense	(3.6)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$17.7

Weighted Shares Outstanding	35.3
NDI per Weighted Share Outstanding	$0.50

Distributions paid per Common Share(2)	$0.48

(1)	Includes $0.1 million of commitment fees from bridge loans.

(2)	The distribution of $0.48 per share for the third quarter of fiscal 2012 was paid to common stockholders on October 12, 2012.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On September 20, 2012, we declared a quarterly distribution of $0.48 per common share for the fiscal third quarter (a total distribution of $16.9 million). The distribution was paid on October 12, 2012 to common stockholders of record on October 5, 2012.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

Total leverage outstanding at August 31, 2012 of $417.0 million was comprised of $273.0 million of senior unsecured notes (“Senior Notes”), $120.0 million of mandatory redeemable preferred stock and $24.0 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). During the quarter, we redeemed $28.0 million of our Senior Notes, funded by borrowings from our Credit Facility. Total leverage represented 31% of total assets at August 31, 2012. As of October 25, 2012, we had $14.0 million of borrowings outstanding under our Credit Facility, and we had $1.9 million of cash.

The Credit Facility matures on June 11, 2013 and has a commitment amount of $100.0 million. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At August 31, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 452% and 322% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $273.0 million of Senior Notes outstanding at August 31, 2012. Our Senior Notes mature between 2013 and 2018. As of the same date, we had $120.0 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption in 2017 and 2018.

As of August 31, 2012, our total leverage consisted of both fixed rate (81%) and floating rate (19%) obligations. As of such date, the weighted average interest rate on our total leverage was 4.72%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 145.7%
Equity Investments(1) — 128.0%
United States — 118.4%
MLP(2)(3) — 34.6%
Access Midstream Partners, L.P.	229	$6,909
Alliance Holdings GP, L.P.(4)	132	6,370
BreitBurn Energy Partners L.P.	475	9,295
Buckeye Partners, L.P.(5)	117	5,801
Buckeye Partners, L.P. — Class B Units(5)(6)(7)	201	9,271
Crestwood Midstream Partners LP	227	5,578
DCP Midstream Partners, LP(4)	464	20,000
DCP Midstream Partners, LP(7)	56	2,354
Energy Transfer Equity, L.P.(4)	344	15,131
Energy Transfer Partners, L.P.	85	3,615
Exterran Partners, L.P.	688	14,660
Global Partners LP	409	10,292
Inergy, L.P.(4)	641	13,811
Inergy Midstream, L.P.(4)	315	7,345
LRR Energy, L.P.	229	4,138
MarkWest Energy Partners, L.P.(4)(5)	349	18,557
Mid-Con Energy Partners, LP	242	5,413
Niska Gas Storage Partners LLC	212	2,684
Northern Tier Energy LP(8)	161	2,952
NuStar Energy L.P.	104	5,295
PetroLogistics LP	530	6,783
Plains All American Pipeline, L.P.(5)	1,089	94,225
PVR Partners, L.P.(4)(5)	497	12,115
Regency Energy Partners LP(4)	1,166	26,976
Targa Resources Partners LP(4)	73	2,976
Western Gas Partners, LP(4)	39	1,872
Williams Partners L.P.	116	5,989

		320,407

MLP Affiliate — 31.9%
Enbridge Energy Management, L.L.C.(4)(6)	4,119	128,227
Kinder Morgan Management, LLC(4)(6)	2,245	166,414

		294,641

Marine Transportation — 26.5%
Capital Product Partners L.P.	3,866	29,771
Capital Product Partners L.P. — Class B Convertible Preferred Shares(7)(9)	3,333	29,833
Costamare Inc.	321	4,228
Golar LNG Limited(4)	50	1,956
Golar LNG Partners LP(4)	1,756	55,862
Kirby Corporation(4)(10)	221	11,615
Navios Maritime Partners L.P.	2,096	30,334
Safe Bulkers, Inc.	2,476	15,003

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Marine Transportation — (continued)
Seadrill Limited	218	$8,974
Teekay Offshore Partners L.P.	2,040	57,920

		245,496

Midstream & Other — 12.7%
CenterPoint Energy, Inc.	50	1,021
Kinder Morgan, Inc.(4)	1,030	36,838
OGE Energy Corp.	92	4,962
ONEOK, Inc.(4)	479	21,319
Spectra Energy Corp.(4)	529	14,947
Targa Resources Corp.(4)	85	3,829
The Williams Companies, Inc.(4)	1,068	34,452

		117,368

Upstream Income Trust — 9.2%
BP Prudhoe Bay Royalty Trust	35	3,092
Cross Timbers Royalty Trust	73	2,578
Enduro Royalty Trust	1,030	18,802
Pacific Coast Oil Trust	1,246	23,607
SandRidge Mississippian Trust II(11)	427	8,878
SandRidge Permian Trust(4)(11)	331	6,608
VOC Energy Trust	894	16,049
Whiting USA Trust II	260	4,992

		84,606

Coal — 3.5%
CONSOL Energy Inc.(4)	539	16,269
Peabody Energy Corporation(4)	673	14,551
SunCoke Energy, Inc.(4)	75	1,187

		32,007

Total United States (Cost — $766,346)		1,094,525

Canada — 9.6%
Upstream Income Trust(12)— 7.1%
Bonavista Energy Corporation	100	1,677
Crescent Point Energy Corp.	603	25,090
Enerplus Corporation(6)	817	12,882
Pengrowth Energy Corporation	3,804	25,756

		65,405

Midstream — 2.5%
Keyera Corp.	53	2,397
Pembina Pipeline Corporation	778	21,111

		23,508

Total Canada (Cost — $107,379)		88,913

Total Equity Investments (Cost — $873,725)		1,183,438

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 17.7%
United States — 16.2%
Upstream — 8.8%
Aurora Oil & Gas Limited	9.875%	2/15/17	$5,660	$5,915
Carrizo Oil & Gas, Inc.	8.625	10/15/18	6,140	6,585
Clayton Williams Energy Inc.	7.750	4/1/19	10,250	10,224
Comstock Resources, Inc.	7.750	4/1/19	7,750	7,673
Comstock Resources, Inc.	9.500	6/15/20	3,750	3,966
EP Energy LLC	9.375	5/1/20	9,000	9,799
Halcón Resources Corporation	9.750	7/15/20	14,500	14,826
PDC Energy, Inc.	12.000	2/15/18	11,330	12,236
Resolute Energy Corporation	8.500	5/1/20	9,775	10,080

				81,304

Marine Transportation — 3.7%
Genco Shipping & Trading Limited(13)	5.000	8/15/15	5,000	2,275
Navios Maritime Holdings Inc.	8.125	2/15/19	19,102	16,762
Teekay Corporation	8.500	1/15/20	14,165	14,749

				33,786

Coal — 2.3%
Foresight Energy LLC	9.625	8/15/17	21,000	21,473

Refining — 1.4%
PBF Holding Company LLC	8.250	2/15/20	12,500	13,125

Total United States (Cost — $149,401)				149,688

Canada — 1.5%
Upstream — 1.5%
Southern Pacific Resource Corp.	(14)	1/7/16	13,950	14,055

Total Canada (Cost — $14,048)				14,055

Total Debt Investments (Cost — $163,449)				163,743

Total Long-Term Investments (Cost — $1,037,174)				1,347,181

			No. of Contracts
Liabilities
Call Option Contracts Written (10)
United States
MLP
Alliance Holdings GP, L.P., call option expiring 9/21/12 @ $45.00			500	(180)
DCP Midstream Partners, LP, call option expiring 9/21/12 @ $45.00			200	(5)
Energy Transfer Equity, L.P., call option expiring 9/21/12 @ $42.50			1,000	(165)
Inergy, L.P., call option expiring 9/21/12 @ $20.00			338	(56)
Inergy Midstream, L.P., call option expiring 9/21/12 @ $22.50			15	(1)
MarkWest Energy Partners, L.P., call option expiring 9/21/12 @ $52.50			300	(34)
MarkWest Energy Partners, L.P., call option expiring 10/19/12 @ $52.50			500	(91)
PVR Partners, L.P., call option expiring 9/21/12 @ $25.00			1,100	(19)
Regency Energy Partners LP, call option expiring 9/21/12 @ $22.50			300	(23)
Targa Resources Partners LP, call option expiring 9/21/12 @ $41.00			650	(28)
Western Gas Partners, LP, call option expiring 9/21/12 @ $45.00			300	(86)

				(688)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(amounts in 000’s, except numbers of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
MLP Affiliate
Enbridge Energy Management, L.L.C., call option expiring 9/21/12 @ $30.00	5	$(1)
Kinder Morgan Management, LLC, call option expiring 9/21/12 @ $75.00	400	(8)

		(9)

Marine Transportation
Golar LNG Partners LP, call option expiring 9/21/12 @ $30.00	340	(65)
Golar LNG Limited, call option expiring 9/21/12 @ $40.00	250	(20)
Golar LNG Limited, call option expiring 10/19/12 @ $40.00	250	(38)
Kirby Corporation, call option expiring 9/21/12 @ $55.00	625	(25)
Kirby Corporation, call option expiring 10/19/12 @ $55.00	750	(86)

		(234)

Midstream & Other
Kinder Morgan, Inc., call option expiring 9/21/12 @ $35.00	1,700	(145)
ONEOK, Inc., call option expiring 9/21/12 @ $45.00	1,800	(72)
Spectra Energy Corp., call option expiring 9/21/12 @ $29.00	1,700	(26)
Targa Resources Corp., call option expiring 9/21/12 @ $44.00	200	(31)
Targa Resources Corp., call option expiring 9/21/12 @ $45.00	400	(37)
Targa Resources Corp., call option expiring 9/21/12 @ $46.00	200	(7)
The Williams Companies, Inc., call option expiring 9/21/12 @ $32.00	1,100	(101)
The Williams Companies, Inc., call option expiring 9/21/12 @ $33.00	1,100	(52)

		(471)

Upstream Income Trust
SandRidge Permian Trust, call option expiring 10/19/12 @ $20.00	700	(50)

Coal
CONSOL Energy Inc., call option expiring 9/21/12 @ $35.00	500	(9)
CONSOL Energy Inc., call option expiring 10/19/12 @ $34.00	2,000	(136)
CONSOL Energy Inc., call option expiring 10/19/12 @ $35.00	2,000	(94)
Peabody Energy Corporation, call option expiring 9/21/12 @ $24.00	250	(5)
Peabody Energy Corporation, call option expiring 9/21/12 @ $25.00	250	(3)
Peabody Energy Corporation, call option expiring 10/19/12 @ $23.00	1,500	(133)
Peabody Energy Corporation, call option expiring 10/19/12 @ $24.00	1,000	(62)
SunCoke Energy, Inc., call option expiring 10/19/12 @ $17.50	750	(30)

		(472)

Total Call Option Contracts Written (Premium Received — $2,160)		(1,924)

Credit Facility		(24,000)
Senior Unsecured Notes		(273,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(15,467)

Total Liabilities		(434,391)
Other Assets		12,057

Total Liabilities in Excess of Other Assets		(422,334)

Net Assets Applicable To Common Stockholders		$924,847

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at August 31, 2012. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes limited liability companies.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	The Fund believes that it is an affiliate of Buckeye Partners, L.P., MarkWest Energy Partners, L.P., PVR Partners, L.P. and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(6)	Distributions are paid-in-kind.

(7)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(9)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If Capital Product Partners L.P. does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. Capital Product Partners L.P. may force the Class B units to convert into common units after three years if the common unit price exceeds $11.70 per unit, and the Class B units are callable after five years at a price of $9.27 per unit and after seven years at $9.00 per unit.

(10)	Security is non-income producing.

(11)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(12)	Security, which was formerly a Canadian energy trust, is treated as a taxable corporation.

(13)	Security is convertible into common shares of the issuer.

(14)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of August 31, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $980,386)	$1,207,212
Affiliated (Cost — $56,788)	139,969

Total investments (Cost — $1,037,174)	1,347,181
Cash and cash denominated in foreign currency (Cost — $3,094)	3,093
Deposits with brokers	606
Receivable for securities sold (Cost — $1,382)	1,382
Interest, dividends and distributions receivable (Cost — $3,986)	3,987
Deferred debt issuance and preferred stock offering costs and other assets	2,989

Total Assets	1,359,238

LIABILITIES
Credit facility	24,000
Payable for securities purchased (Cost — $11,155)	11,161
Investment management fee payable	1,422
Call option contracts written (Premiums received — $2,160)	1,924
Accrued directors’ fees and expenses	40
Accrued expenses and other liabilities	2,844
Senior unsecured notes	273,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	434,391

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$924,847

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,308,167 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	644,666
Accumulated net investment income less distributions not treated as tax return of capital	(43,262)
Accumulated net realized gains less distributions not treated as tax return of capital	13,168
Net unrealized gains	310,240

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$924,847

NET ASSET VALUE PER COMMON SHARE	$26.19

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2012	For the Nine Months Ended August 31, 2012
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$13,135	$37,403
Affiliated investments	1,826	5,292

Total dividends and distributions (after foreign taxes withheld of $223 and $883, respectively)	14,961	42,695
Return of capital	(8,247)	(24,265)

Net dividends and distributions	6,714	18,430
Interest	3,564	10,731
Other income	112	712

Total investment income	10,390	29,873

Expenses
Investment management fees	4,170	12,807
Administration fees	78	257
Professional fees	117	350
Directors’ fees and expenses	42	124
Reports to stockholders	57	165
Custodian fees	41	125
Insurance	21	63
Other expenses	109	255

Total expenses — before interest expense and preferred distributions	4,635	14,146
Interest expense and amortization of debt issuance costs	3,825	11,665
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,713	5,084

Total expenses	10,173	30,895

Net Investment Income (Loss)	217	(1,022)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(2,906)	6,848
Investments — affiliated	—	4,936
Foreign currency transactions	(34)	(72)
Options	1,869	6,098

Net Realized Gains (Losses)	(1,071)	17,810

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	61,583	46,617
Investments — affiliated	11,079	19,633
Foreign currency translations	9	(17)
Options	(509)	517

Net Change in Unrealized Gains	72,162	66,750

Net Realized and Unrealized Gains	71,091	84,560

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$71,308	$83,538

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment loss	$(1,022)		$(2,702)
Net realized gains	17,810		100,067
Net change in unrealized gains (losses)	66,750		(75,438)

Net Increase in Net Assets Resulting from Operations	83,538		21,927

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(16,788	)(2)	—	(3)
Distributions from net realized long-term capital gains	—	(2)	(66,578	)(3)
Distributions — return of capital	(33,780	)(2)	—	(3)

Dividends and Distributions	(50,568)		(66,578)

CAPITAL STOCK TRANSACTIONS
Issuance of 305,692 and 510,293 newly issued shares of common stock from reinvestment of dividends and distributions	7,910		13,554

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	40,880		(31,097)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	883,967		915,064

End of period	$924,847		$883,967

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that $1,620 of the distribution in the amount of $4,880 paid to mandatory redeemable preferred stockholders during the nine months ended August 31, 2012 will be characterized as a dividend (a portion of which may be eligible to be treated as qualified dividend income) and $3,260 of the distribution will be a return-of-capital. This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $5,796 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011 were characterized as long-term capital gains. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2012 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2011 are characterized as long-term capital gains for such holders. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$83,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	24,265
Net realized gains (excluding foreign currency transactions)	(17,882)
Unrealized gains (excluding impact on cash of foreign currency translations)	(66,767)
Amortization of bond premiums, net	13
Purchase of long-term investments	(575,083)
Proceeds from sale of long-term investments	565,821
Increase in deposits with brokers	(356)
Decrease in receivable for securities sold	3,429
Decrease in interest, dividends and distributions receivable	626
Amortization of deferred debt issuance costs	665
Amortization of mandatory redeemable preferred stock offering costs	204
Decrease in other assets, net	58
Increase in payable for securities purchased	2,720
Increase in investment management fee payable	79
Increase in call option contracts written, net	1,727
Decrease in accrued directors’ fees and expenses	(2)
Decrease in accrued expenses and other liabilities	(3,456)

Net Cash Provided by Operating Activities	19,599

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	24,000
Redemption of senior unsecured notes	(28,000)
Cash distributions paid to common stockholders, net	(42,658)

Net Cash Used in Financing Activities	(46,658)

NET DECREASE IN CASH	(27,059)
CASH — BEGINNING OF PERIOD	30,152

CASH — END OF PERIOD	$3,093

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $7,910 pursuant to the Fund’s dividend reinvestment plan. During the nine months ended August 31, 2012, interest paid was $14,313, and there were no income taxes paid.

During the nine months ended August 31, 2012, the Fund received $16,081 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008	2007	2006

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.25		$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.03)		(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	2.41		0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	2.38		0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(0.48)		—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	(0.96)		—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(1.44)		(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	0.01	—	—	—	—	—

Total capital stock transactions	—		0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$26.19		$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$26.85		$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	19.1	%(7)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008		2007	2006

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$924,847		$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0		2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4		2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.4%		4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets(4)	(0.1)%		(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	8.9	%(7)	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	42.0	%(7)	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$933,427		$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	273,000		301,000	250,000	165,000	225,000		—	—	—
Credit facility outstanding, end of period	24,000		—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	35,171,452		34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	451.8%		433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	321.8%		310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.74		$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the nine months ended August 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (a portion of which may have been eligible to be treated as qualified dividend income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The majority of the Fund’s investments include investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and upstream income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of August 31, 2012, the Fund held 4.5% of its net assets applicable to common stockholders (3.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at August 31, 2012 was $41,458. See Note 3 —  Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2012, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and nine months ended August 31, 2012, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At August 31, 2012, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that are considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In the Fund’s financial statements (presented in accordance with GAAP), the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

	Three Months Ended August 31, 2012	Nine Months Ended August 31, 2012
Dividends from investments	$9,111	$26,430
Distributions from investments	6,073	17,148

Total dividends and distributions from investments (before foreign taxes withheld of $223 and $883, respectively)	$15,184	$43,578

Dividends — % return of capital	35%	36%
Distributions — % return of capital	83%	86%
Total dividends and distributions — % return of capital	54%	56%
Return of capital — attributable to net realized gains (losses)	$1,864	$9,199
Return of capital — attributable to net change in unrealized gains (losses)	6,383	15,066

Total return of capital	$8,247	$24,265

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and nine months ended August 31, 2012, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Enerplus Corporation, Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and nine months ended August 31, 2012, the Fund received the following paid-in-kind dividends.

	Three Months Ended August 31, 2012	Nine Months Ended August 31, 2012
Buckeye Partners, L.P. (Class B Units)	$204	$599
Enbridge Energy Management, L.L.C.	2,331	6,904
Enerplus Corporation	145	145
Kinder Morgan Management, LLC	2,878	8,433

Total paid-in-kind dividends	$5,558	$16,081

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. For paid-in-kind dividends from Enerplus Corporation received during the nine months ended August 31, 2012, there was no foreign withholding tax under the program. Interest income on Canadian corporate obligations may be

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and nine months ended August 31, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Fund adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Fund’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2012, and the Fund presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,183,438	$1,141,980	$—	$41,458
Debt investments	163,743	—	163,743	—

Total assets at fair value	$1,347,181	$1,141,980	$163,743	$41,458

Liabilities at Fair Value
Call option contracts written	$1,924	$—	$1,924	$—

For the nine months ended August 31, 2012, there were no transfers between Level 1 and Level 2.

As of August 31, 2012, the Fund had senior unsecured notes outstanding with aggregate principal amount of $273,000 and 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. The senior unsecured notes and mandatory redeemable preferred stock were issued in private

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the senior unsecured notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records these instruments on its Statement of Assets and Liabilities at carrying value, and as of August 31, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount / Liquidation Value	Fair Value
Senior unsecured notes	$273,000	$281,600
Mandatory redeemable preferred stock	$120,000	$128,400

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2012.

Three Months Ended August 31, 2012	Equity Investments
Balance — May 31, 2012	$37,438
Purchase	2,000
Issuances	204
Transfer out	—
Realized gains (losses)	—
Unrealized gains, net	1,816

Balance — August 31, 2012	$41,458

Nine Months Ended August 31, 2012	Equity Investments
Balance — November 30, 2011	$21,667
Purchases	32,000
Issuances	599
Transfer out	(10,856)
Realized gains (losses)	—
Unrealized losses, net	(1,952)

Balance — August 31, 2012	$41,458

The $1,816 of unrealized gains and $1,952 of unrealized losses presented in the tables above for the three and nine months ended August 31, 2012 relate to investments that are still held at August 31, 2012, and the Fund includes these unrealized gains and losses in the Statement of Operations — Net Change in Unrealized Gains (Losses). The purchases of $2,000 and $32,000 for the three and nine months ended August 31, 2012 relate to the private investment in public equity (“PIPE investment”) in DCP Midstream Partners, LP ($2,000) and the Class B convertible preferred units of Capital Product Partners L.P. ($30,000). The issuances of $204 and $599 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investment in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the nine months ended August 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

One of the Fund’s investments is Class B units of Capital Product Partners, L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio, call features) to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s preferred shares, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common shares, which is based on CPLP’s historical volatility as well as historical volatility for publicly traded companies in a similar line of business as CPLP. The Fund applies a discount to the value derived from the convertible pricing model to account for the lack of marketability in the Class B units as well as to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of August 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$11,625	- Discount to publicly traded	- Current discount	3.0%	6.6%	5.8%
public companies		securities
(PIPE) – valued based on a discount to market value			- Remaining restricted period	30 days	505 days	409 days

Equity securities of	29,833	- Convertible pricing model	- Credit spread	9.5%	10.5%	10.0%
public companies – not valued based on a discount to market value			- Volatility	35.0%	40.0%	37.5%
			- Discount for marketability	0.6%	0.6%	0.6%

Total	$41,458

4. Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, upstream income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to disallowed partnership losses from MLPs, wash sales and foreign currency transactions. As of August 31, 2012, the principal temporary differences were disallowed partnership losses related to the Fund’s MLP investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of August 31, 2012, the Fund had no capital loss carryforwards.

At August 31, 2012, the cost basis of investments for federal income tax purposes was $1,045,836 and the net cash received on option contracts written was $2,160. At August 31, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$366,060
Gross unrealized depreciation of investments (including options)	(64,479)

Net unrealized appreciation of investments before foreign currency related translations	301,581
Unrealized depreciation on foreign currency related translations	(4)

Net unrealized appreciation of investments	$301,577

5.    Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, marine transportation companies, upstream income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. The Fund will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.    Agreements and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. On June 13, 2012, the Fund renewed its agreement with

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KAFA for a period of one year, which expires on October 2, 2013. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act).

For the three and nine months ended August 31, 2012, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of August 31, 2012, the Fund believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

7.    Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2012, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	201	$10,002	$9,271	$46.18	1.0%	0.7%
Capital Product Partners L.P.
Class B Preferred Units	5/21/12	(3)	3,333	30,000	29,833	8.65	3.2	2.2
DCP Midstream Partners, LP
Common Units	7/2/12	(3)	56	1,966	2,354	41.85	0.3	0.2

Total				$41,968	$41,458		4.5%	3.1%

Level 2 Investments(4)
Senior Notes and Secured Term Loan
Aurora Oil & Gas Limited	(2)	(3)	$5,660	$5,836	$5,915	n/a	0.6%	0.4%
EP Energy LLC	(2)	(5)	9,000	9,000	9,799	n/a	1.1	0.7
Foresight Energy LLC	(2)	(5)	21,000	21,320	21,473	n/a	2.3	1.6
Halcón Resources Corporation	(2)	(3)	14,500	14,554	14,826	n/a	1.6	1.1
PBF Holding Company LLC	(2)	(5)	12,500	12,360	13,125	n/a	1.4	1.0
Resolute Energy Corporation	(2)	(3)	9,775	9,847	10,080	n/a	1.1	0.7
Southern Pacific Resource Corp.	(2)	(3)	13,950	14,048	14,055	n/a	1.5	1.0

Total				$86,965	$89,273		9.6%	6.5%

Total of all restricted securities				$128,933	$130,731		14.1%	9.6%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates during the nine months ended August 31, 2012 and/or in prior years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and nine months ended August 31, 2012 were as follows:

Three Months Ended August 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — May 31, 2012	15,385	$1,438
Options written	52,798	4,680
Options subsequently repurchased(1)	(27,080)	(2,603)
Options exercised	(9,910)	(853)
Options expired	(6,220)	(502)

Options outstanding — August 31, 2012(2)	24,973	$2,160

(1)	The price at which the Fund subsequently repurchased the options was $1,246, which resulted in net realized gains of $1,404.

(2)	The percentage of total investments subject to call options written was 6.3% at August 31, 2012.

Nine Months Ended August 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding — November 30, 2011	4,050	$433
Options written	161,844	15,362
Options subsequently repurchased(1)	(98,768)	(9,390)
Options exercised	(32,194)	(3,430)
Options expired	(9,959)	(815)

Options outstanding — August 31, 2012	24,973	$2,160

(1)	The price at which the Fund subsequently repurchased the options was $4,112, which resulted in net realized gains of $5,324.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2012, the Fund did not have any interest rate swap contracts outstanding.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at August 31, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2012
Call options	Call option contracts written		$(1,924)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,869		$(509)

	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2012
Derivatives Not Accounted for as Hedging Instruments		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$6,098	$517

9.    Investment Transactions

For the nine months ended August 31, 2012, the Fund purchased and sold securities in the amounts of $575,083 and $565,821 (excluding short-term investments and options), respectively.

10.  Credit Facility

At August 31, 2012, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the nine months ended August 31, 2012, the average amount outstanding under the Credit Facility was $8,495 with a weighted average interest rate of 2.65%. As of August 31, 2012, the Fund had $24,000 outstanding under the Credit Facility at an interest rate of 1.99%.

11.    Senior Unsecured Notes

At August 31, 2012, the Fund had $273,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The table below sets forth the key terms of each series of Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Redeemed(1)	Principal Outstanding, August 31, 2012	Estimated Fair Value, August 31, 2012	Fixed/Floating Interest Rate	Maturity
B	$28,000	$28,000	$—	$—	5.90%	8/13/12
C	128,000	—	128,000	132,900	6.06%	8/13/13
D	58,000	—	58,000	60,700	4.15%	3/5/15
E	27,000	—	27,000	26,800	3-month LIBOR + 155 bps	3/5/15
F	30,000	—	30,000	29,500	3-month LIBOR + 145 bps	5/10/16
G	20,000	—	20,000	20,900	3.71%	5/10/16
H	10,000	—	10,000	10,800	4.38%	5/10/18

	$301,000	$28,000	$273,000	$281,600

(1)	The Fund redeemed $28,000 of Series B Senior Notes on August 13, 2012, funded by borrowings on its Credit Facility.

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the nine months ended August 31, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.61%.

As of August 31, 2012, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. On July 2, 2012, the Fund requested that Moody’s withdraw its ratings of the Fund’s Series B, C, D and E Senior Notes. On July 7, 2012, Moody’s downgraded the Fund’s Series B, C, D and E Senior Notes from “Aa1” to “A1” and on August 3, 2012, Moody’s withdrew its ratings on the Fund’s Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2012, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.    Preferred Stock

At August 31, 2012, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000 ($25.00 per share).

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

Series	Shares Outstanding, August 31, 2012	Liquidation Value, August 31, 2012	Estimated Fair Value, August 31, 2012	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$96,600	5.48%	3/04/17
B	1,200,000	30,000	31,800	5.13%	5/10/18

	4,800,000	$120,000	$128,400

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of the mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock. On July 2, 2012, the Fund requested that Moody’s withdraw its ratings of the Fund’s Series A mandatory redeemable preferred stock. On July 7, 2012, Moody’s downgraded the Fund’s Series A mandatory redeemable preferred stock from “A1” to “A3” and on August 3, 2012, Moody’s withdrew its rating. During the period following the downgrade but prior to the withdrawal of the rating, the distribution rate paid on the Fund’s Series A mandatory redeemable preferred stock increased by 0.5% resulting in an incremental payment of $26 during the period.

Series A and B
Rating as of August 31, 2012 (FitchRatings)	“AA”
Ratings Threshold	“A”
Method of Determination	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2012, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.    Common Stock

At August 31, 2012, the Fund had 195,200,000 shares of common stock authorized and 35,308,167 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2012 were as follows:

Shares outstanding at November 30, 2011	35,002,475
Shares issued through reinvestment of distributions	305,692

Shares outstanding at August 31, 2012	35,308,167

14.    Subsequent Events

On September 25, 2012, the Fund announced the commencement of an “at-the-market” offering of shares of common stock having an aggregate sales price of up to $50,000. The Fund will pay the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program. As of October 25, the Fund had issued 23,232 shares of common stock through this program and received $643 in net proceeds from these issuances.

On September 20, 2012, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal third quarter for a total quarterly distribution payment of $16,948. The distribution was paid on October 12, 2012 to common stockholders of record on October 5, 2012. Of this total, pursuant to the Fund’s dividend reinvestment plan, $2,244 was reinvested into the Fund through the issuance of 84,667 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.